Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2018

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	S&P
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of July 25, 2018, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Second-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2018

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2018	4
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2018	5

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	6
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	7
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	8
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	9
Direct Written Premiums by Risk State by Line of Business	10
Quarterly Property Casualty Data – Commercial Lines	11
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	12
Loss and Loss Expense Analysis – Six Months Ended June 30, 2018	13
Loss and Loss Expense Analysis – Three Months Ended June 30, 2018	14

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	15
Quarterly Property Casualty Data – Commercial Lines	16
Quarterly Property Casualty Data – Personal Lines	17
Quarterly Property Casualty Data – Excess & Surplus Lines	18

Life Insurance Operations
Statutory Statements of Income	19

Noninsurance Operations and Cincinnati Re
Quarterly Data – Other	20

CINF Second-Quarter 2018 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segment plus our reinsurance assumed operations.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Second-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2018

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,511	$—	$—	$—	$2,511
Life	—	—	158	—	—	158
Premiums ceded	—	(81)	(34)	—	—	(115)
Total earned premium	—	2,430	124	—	—	2,554
Investment income, net of expenses	30	198	76	—	—	304
Investment gains and losses, net	19	(105)	—	—	—	(86)
Fee revenues	—	6	2	—	—	8
Other revenues	8	—	—	2	(8)	2
Total revenues	$57	$2,529	$202	$2	$(8)	$2,782

Benefits & expenses
Losses & contract holders' benefits	$—	$1,631	$146	$—	$—	$1,777
Reinsurance recoveries	—	(19)	(21)	—	—	(40)
Underwriting, acquisition and insurance expenses	—	759	39	—	—	798
Interest expense	26	—	—	—	—	26
Other operating expenses	14	—	—	1	(8)	7
Total expenses	$40	$2,371	$164	$1	$(8)	$2,568

Income before income taxes	$17	$158	$38	$1	$—	$214

Provision (benefit) for income taxes
Current operating income (loss)	$(3)	$81	$1	$—	$—	$79
Capital gains/losses	4	(22)	—	—	—	(18)
Deferred	—	(40)	7	—	—	(33)
Total provision for income taxes	$1	$19	$8	$—	$—	$28

Net income - current year	$16	$139	$30	$1	$—	$186

Net income - prior year	$34	$240	$25	$1	$1	$301
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2018

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,271	$—	$—	$—	$1,271
Life	—	—	81	—	—	81
Premiums ceded	—	(41)	(17)	—	—	(58)
Total earned premium	—	1,230	64	—	—	1,294
Investment income, net of expenses	15	101	38	—	—	154
Investment gains and losses, net	67	38	—	—	—	105
Fee revenues	—	3	1	—	—	4
Other revenues	4	—	—	1	(4)	1
Total revenues	$86	$1,372	$103	$1	$(4)	$1,558

Benefits & expenses
Losses & contract holders' benefits	$—	$834	$70	$—	$—	$904
Reinsurance recoveries	—	(13)	(8)	—	—	(21)
Underwriting, acquisition and insurance expenses	—	376	19	—	—	395
Interest expense	13	—	—	—	—	13
Other operating expenses	7	—	—	—	(4)	3
Total expenses	$20	$1,197	$81	$—	$(4)	$1,294

Income before income taxes	$66	$175	$22	$1	$—	$264

Provision (benefit) for income taxes
Current operating income (loss)	$(13)	$21	$3	$—	$—	$11
Capital gains/losses	14	8	—	—	—	22
Deferred	12	—	2	—	—	14
Total provision for income taxes	$13	$29	$5	$—	$—	$47

Net income - current year	$53	$146	$17	$1	$—	$217

Net income - prior year	$1	$85	$12	$1	$1	$100
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2018	2017	Change	% Change	2018	2017	Change	% Change
Underwriting income
Net premiums written	$1,349	$1,271	$78	6	$2,607	$2,502	$105	4
Unearned premium change	119	90	29	32	177	170	7	4
Earned premiums	$1,230	$1,181	$49	4	$2,430	$2,332	$98	4

Losses incurred	$675	$667	$8	1	$1,337	$1,315	$22	2
Defense and cost containment expenses incurred	76	62	14	23	158	136	22	16
Adjusting and other expenses incurred	70	65	5	8	117	131	(14)	(11)
Other underwriting expenses incurred	390	376	14	4	769	744	25	3
Workers compensation dividend incurred	2	4	(2)	(50)	6	7	(1)	(14)
Total underwriting deductions	$1,213	$1,174	$39	3	$2,387	$2,333	$54	2

Net underwriting profit (loss)	$17	$7	$10	143	$43	$(1)	$44	nm

Investment income
Gross investment income earned	$101	$99	$2	2	$201	$198	$3	2
Net investment income earned	100	98	2	2	198	195	3	2
Net realized capital gains and losses, net	4	(9)	13	nm	37	79	(42)	(53)
Net investment gains (net of tax)	$104	$89	$15	17	$235	$274	$(39)	(14)

Other income	$1	$2	$(1)	(50)	$4	$5	$(1)	(20)

Net income before federal income taxes	$122	$98	$24	24	$282	$278	$4	1
Federal and foreign income taxes incurred	26	32	(6)	(19)	47	43	4	9
Net income (statutory)	$96	$66	$30	45	$235	$235	$—	—

Policyholders' surplus - statutory	$5,030	$4,790	$240	5	$5,030	$4,790	$240	5
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year losses greater than $5 million			$6	$15	$11	$6	$—	$28	$21	$28		$34		$45
Current accident year losses $1 million - $5 million			62	32	60	75	48	29	94	77		152		212
Large loss prior accident year reserve development			4	34	9	4	21	17	38	38		42		51
Total large losses incurred			$72	$81	$80	$85	$69	$74	$153	$143		$228		$308
Losses incurred but not reported			87	10	60	(9)	(1)	4	97	3		(6)		54
Other losses excluding catastrophe losses			433	520	450	499	487	467	953	954		1,453		1,903
Catastrophe losses			83	51	8	104	112	103	134	215		319		327
Total losses incurred			$675	$662	$598	$679	$667	$648	$1,337	$1,315		$1,994		$2,592
Commercial Lines
Current accident year losses greater than $5 million			$6	$15	$5	$6	$—	$28	$21	$28		$34		$39
Current accident year losses $1 million - $5 million			51	22	51	56	33	26	73	59		115		166
Large loss prior accident year reserve development			1	29	10	1	19	17	30	36		37		47
Total large losses incurred			$58	$66	$66	$63	$52	$71	$124	$123		$186		$252
Losses incurred but not reported			53	16	44	1	21	(5)	69	16		17		61
Other losses excluding catastrophe losses			247	325	273	313	292	306	572	598		911		1,184
Catastrophe losses			51	22	1	27	64	58	73	122		149		150
Total losses incurred			$409	$429	$384	$404	$429	$430	$838	$859		$1,263		$1,647
Personal Lines
Current accident year losses greater than $5 million			$—	$—	$6	$—	$—	$—	$—	$—		$—		$6
Current accident year losses $1 million - $5 million			11	10	6	19	15	3	21	18		37		43
Large loss prior accident year reserve development			3	5	(1)	3	1	—	8	1		4		3
Total large losses incurred			$14	$15	$11	$22	$16	$3	$29	$19		$41		$52
Losses incurred but not reported			31	(1)	10	(17)	(12)	10	30	(2)		(19)		(9)
Other losses excluding catastrophe losses			157	167	157	164	164	144	324	308		472		629
Catastrophe losses			33	29	5	34	47	46	62	93		127		132
Total losses incurred			$235	$210	$183	$203	$215	$203	$445	$418		$621		$804
Excess & Surplus Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1 million - $5 million			—	—	3	—	—	—	—	—		—		3
Large loss prior accident year reserve development			—	—	—	—	1	—	—	1		1		1
Total large losses incurred			$—	$—	$3	$—	$1	$—	$—	$1		$1		$4
Losses incurred but not reported			3	(5)	6	7	(10)	(1)	(2)	(11)		(4)		2
Other losses excluding catastrophe losses			17	14	9	8	19	8	31	27		35		44
Catastrophe losses			—	1	—	1	1	—	1	1		2		2
Total losses incurred			$20	$10	$18	$16	$11	$7	$30	$18		$34		$52
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF Second-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year losses greater than $5 million			0.4%	1.3%	0.9%	0.5%	—%	2.4%	0.8%	1.2%		1.0%		1.0%
Current accident year losses $1 million - $5 million			5.1	2.7	5.0	6.4	4.1	2.5	3.9	3.3		4.3		4.5
Large loss prior accident year reserve development			0.3	2.8	0.7	0.3	1.8	1.5	1.6	1.6		1.2		1.0
Total large loss ratio			5.8%	6.8%	6.6%	7.2%	5.9%	6.4%	6.3%	6.1%		6.5%		6.5%
Losses incurred but not reported			7.1	0.8	5.0	(0.7)	(0.1)	0.4	4.0	0.1		(0.2)		1.1
Other losses excluding catastrophe losses			35.1	43.4	37.6	41.7	41.3	40.5	39.2	40.9		41.2		40.3
Catastrophe losses			6.8	4.2	0.7	8.8	9.4	9.0	5.5	9.3		9.1		7.0
Total loss ratio			54.8%	55.2%	49.9%	57.0%	56.5%	56.3%	55.0%	56.4%		56.6%		54.9%
Commercial Lines
Current accident year losses greater than $5 million			0.7%	1.9%	0.6%	0.8%	—%	3.6%	1.3%	1.8%		1.5%		1.2%
Current accident year losses $1 million - $5 million			6.2	2.9	6.4	7.2	4.2	3.3	4.6	3.7		4.8		5.3
Large loss prior accident year reserve development			0.2	3.6	1.2	0.1	2.3	2.2	1.8	2.3		1.6		1.5
Total large loss ratio			7.1%	8.4%	8.2%	8.1%	6.5%	9.1%	7.7%	7.8%		7.9%		8.0%
Losses incurred but not reported			6.5	2.1	5.5	—	2.7	(0.6)	4.3	1.0		0.7		1.9
Other losses excluding catastrophe losses			30.4	41.1	34.4	39.6	36.5	39.2	35.7	37.9		38.4		37.4
Catastrophe losses			6.3	2.8	0.1	3.4	8.1	7.4	4.6	7.7		6.3		4.7
Total loss ratio			50.3%	54.4%	48.2%	51.1%	53.8%	55.1%	52.3%	54.4%		53.3%		52.0%
Personal Lines
Current accident year losses greater than $5 million			—%	—%	1.9%	—%	—%	—%	—%	—%		—%		0.5%
Current accident year losses $1 million - $5 million			3.5	2.9	1.8	6.0	4.8	1.0	3.2	2.9		4.0		3.4
Large loss prior accident year reserve development			0.8	1.7	(0.3)	1.0	0.6	(0.2)	1.2	0.2		0.4		0.3
Total large loss ratio			4.3%	4.6%	3.4%	7.0%	5.4%	0.8%	4.4%	3.1%		4.4%		4.2%
Losses incurred but not reported			9.4	(0.4)	3.2	(5.3)	(4.0)	3.3	4.6	(0.4)		(2.1)		(0.7)
Other losses excluding catastrophe losses			47.3	51.6	49.0	52.1	53.7	47.9	49.4	50.9		51.3		50.7
Catastrophe losses			10.0	8.8	1.6	10.8	15.2	15.5	9.4	15.3		13.8		10.6
Total loss ratio			71.0%	64.6%	57.2%	64.6%	70.3%	67.5%	67.8%	68.9%		67.4%		64.8%
Excess & Surplus Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1 million - $5 million			—	—	5.6	—	—	—	—	—		—		1.5
Large loss prior accident year reserve development			(0.2)	(0.4)	(0.1)	(0.3)	2.3	(0.3)	(0.3)	1.1		0.6		0.4
Total large loss ratio			(0.2)%	(0.4)%	5.5%	(0.3)%	2.3%	(0.3)%	(0.3)%	1.1%		0.6%		1.9%
Losses incurred but not reported			4.5	(9.0)	9.8	13.8	(20.2)	(1.6)	(2.1)	(11.3)		(2.4)		0.8
Other losses excluding catastrophe losses			28.6	26.4	17.3	15.3	37.0	17.0	27.4	27.4		23.1		21.6
Catastrophe losses			1.0	1.8	0.2	1.3	1.2	0.8	1.4	1.0		1.1		0.8
Total loss ratio			33.9%	18.8%	32.8%	30.1%	20.3%	15.9%	26.4%	18.2%		22.4%		25.1%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF Second-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year reported losses greater than $5 million			1	3	2	1	—	5	4	5		6		8
Current accident year reported losses $1 million - $5 million			36	22	32	43	31	22	59	55		100		134
Prior accident year reported losses on large losses			9	24	10	12	15	14	35	30		42		63
Non-Catastrophe reported losses on large losses total			46	49	44	56	46	41	98	90		148		205
Commercial Lines
Current accident year reported losses greater than $5 million			1	2	1	1	—	5	3	5		6		7
Current accident year reported losses $1 million - $5 million			30	15	27	34	20	20	46	42		77		106
Prior accident year reported losses on large losses			6	22	10	10	12	13	30	26		35		56
Non-Catastrophe reported losses on large losses total			37	39	38	45	32	38	79	73		118		169
Personal Lines
Current accident year reported losses greater than $5 million			—	1	1	—	—	—	1	—		—		1
Current accident year reported losses $1 million - $5 million			6	7	5	9	11	2	13	13		23		26
Prior accident year reported losses on large losses			3	2	—	2	2	—	5	2		5		5
Non-Catastrophe reported losses on large losses total			9	10	6	11	13	2	19	15		28		32
Excess & Surplus Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1 million - $5 million			—	—	—	—	—	—	—	—		—		2
Prior accident year reported losses on large losses			—	—	—	—	1	1	—	2		2		2
Non-Catastrophe reported losses on large losses total			—	—	—	—	1	1	—	2		2		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF Second-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Six Months Ended June 30, 2018
(Dollars in millions)		Commercial Lines				Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2018	2017
										Total	Total

OH	$83.4	$77.5	$50.9	$—	$21.3	$66.0	$54.2	$17.6	$8.4	$379.3	$375.8	0.5	1.8	1.2	1.0
IL	34.8	29.7	17.9	24.4	6.3	14.8	14.2	4.2	8.6	154.9	157.3	(3.3)	4.4	0.3	(1.6)
GA	22.4	24.3	16.5	8.4	6.7	28.0	25.8	6.4	9.2	147.7	143.3	(0.7)	8.1	3.4	3.0
IN	29.6	29.4	17.8	13.4	7.5	15.8	16.2	3.7	6.9	140.3	139.6	0.8	(2.2)	14.7	0.6
PA	36.4	27.0	22.7	25.2	6.0	7.7	6.1	2.5	5.7	139.3	130.9	6.1	9.3	5.2	6.4
NC	26.0	31.1	13.1	9.0	6.7	18.8	17.0	4.8	5.9	132.4	126.9	3.7	4.2	19.3	4.5
MI	23.8	21.2	13.6	8.2	5.4	25.2	15.6	3.0	3.4	119.4	128.5	(2.2)	(13.8)	(11.6)	(7.1)
TN	22.3	22.8	13.1	5.3	5.7	10.1	12.4	3.1	3.2	98.0	98.1	(2.0)	2.8	19.7	(0.2)
KY	15.2	19.5	12.4	2.1	3.5	15.4	14.1	3.3	3.3	88.8	86.4	3.0	1.9	5.5	2.7
AL	14.3	17.7	8.8	0.6	3.3	13.7	18.0	3.6	4.8	84.8	82.7	0.4	5.5	2.8	2.6
VA	18.6	17.3	14.2	9.4	6.5	7.1	6.1	2.2	2.6	84.0	78.1	7.8	8.2	(3.9)	7.5
TX	25.8	13.5	17.4	1.4	3.5	2.2	3.5	1.3	11.0	79.6	73.0	0.2	nm	4.8	8.9
MO	17.7	18.8	10.2	7.3	2.8	6.2	7.4	1.7	5.2	77.3	71.9	3.6	24.1	10.9	7.6
NY	21.4	10.0	8.1	2.8	2.4	8.2	12.1	4.3	3.1	72.4	62.0	2.5	49.7	56.2	16.7
WI	16.0	13.8	8.7	15.1	3.0	4.8	4.8	2.0	2.6	70.8	71.1	(1.9)	2.8	23.4	(0.4)
MN	15.3	13.2	6.0	4.7	2.9	10.2	10.5	2.3	4.2	69.3	69.7	(1.7)	(1.1)	13.7	(0.7)
MD	10.9	7.8	9.3	4.7	2.1	8.3	6.1	1.7	1.6	52.5	48.8	2.6	21.3	12.3	8.0
FL	18.2	7.5	9.3	0.9	2.5	2.9	2.0	0.6	8.1	52.0	46.4	6.0	29.2	38.0	12.2
AR	6.3	11.4	4.8	1.1	1.8	5.6	6.2	1.7	2.6	41.5	42.0	(1.6)	(1.2)	3.5	(1.2)
AZ	10.9	6.1	7.6	3.5	1.4	4.2	3.5	1.5	2.0	40.7	38.5	3.4	13.0	0.3	5.2
IA	9.1	9.9	4.7	6.9	2.9	2.6	2.8	0.7	1.0	40.6	41.7	(3.2)	1.1	(0.4)	(2.5)
SC	7.4	7.6	4.9	1.9	1.8	7.1	5.5	1.2	2.3	39.7	37.0	7.9	10.7	(12.0)	7.5
UT	9.9	5.3	7.4	0.8	1.5	4.6	2.6	0.7	2.8	35.6	33.9	2.1	4.5	43.7	5.0
CO	10.8	5.6	8.1	0.6	1.5	0.5	1.3	0.2	5.4	34.0	32.6	(2.4)	108.1	22.6	4.2
KS	6.5	8.1	4.2	2.7	1.5	2.4	3.5	0.7	1.3	30.9	30.5	(0.3)	1.3	29.4	1.0
OR	9.3	5.0	7.1	0.1	1.2	3.1	1.4	0.4	2.6	30.2	27.3	15.4	10.0	(12.5)	11.5
MT	10.7	6.1	6.4	0.1	0.8	1.4	1.4	0.3	0.7	27.9	26.9	4.7	—	(9.3)	3.7
CT	3.7	2.8	1.6	1.6	0.5	6.3	5.7	1.9	1.0	25.1	17.7	30.2	52.1	18.4	41.0
ID	8.0	5.0	4.7	1.0	0.9	1.9	1.4	0.4	1.2	24.5	21.8	13.5	4.8	13.7	12.1
NE	5.5	6.0	3.3	3.7	1.2	0.4	0.6	0.1	1.2	22.0	22.4	(2.0)	—	10.1	(1.3)
CA	0.6	0.2	0.4	1.0	0.1	3.4	9.6	2.3	0.7	18.3	9.5	19.5	118.2	63.4	95.3
WV	5.0	5.1	4.5	0.6	0.9	—	0.2	0.1	1.5	17.9	16.4	9.8	(11.5)	1.4	8.6
WA	5.9	3.5	4.5	—	1.1	0.2	0.3	0.2	1.3	17.0	14.2	15.3	nm	4.0	19.1
NM	5.4	3.4	3.9	0.4	0.9	—	—	—	1.0	15.0	12.6	20.2	nm	14.9	19.9
VT	2.5	3.0	1.7	2.6	0.8	0.8	0.9	0.2	0.9	13.4	13.0	2.5	3.8	18.1	3.6
NH	2.1	1.8	1.3	1.5	0.4	0.9	1.0	0.2	0.6	9.8	10.0	—	(0.5)	(5.5)	(0.5)
DE	3.0	2.4	1.8	1.3	0.5	—	—	—	0.4	9.4	7.0	33.4	—	17.0	32.6
ND	3.4	2.4	1.5	—	0.4	0.4	0.4	0.1	0.4	9.0	10.8	(18.1)	4.5	2.6	(15.4)
SD	1.9	2.0	1.2	1.3	0.5	—	—	—	0.4	7.3	7.5	(6.2)	(100.0)	6.2	(5.7)
NJ	0.6	0.2	0.5	1.1	0.2	1.0	1.3	0.6	0.7	6.2	3.6	38.4	79.9	275.4	68.5
WY	1.7	1.2	1.1	—	0.3	—	—	—	0.4	4.7	4.2	13.6	83.3	21.8	14.5
All Other	1.7	1.3	1.4	1.9	1.0	0.2	0.7	0.2	1.0	9.4	7.2	13.7	nm	27.9	28.3
Total	$584.0	$507.5	$358.6	$178.6	$122.2	$312.4	$296.4	$82.0	$131.2	$2,572.9	$2,478.8	1.9	7.7	9.8	3.8
Other Direct	—	1.1	1.9	2.6	—	4.2	0.1	0.4	—	10.3	12.1	(15.4)	(10.9)	—	(14.9)
Total Direct	$584.0	$508.6	$360.5	$181.2	$122.2	$316.6	$296.5	$82.4	$131.2	$2,583.2	$2,490.9	1.9	7.6	9.8	3.7
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Second-Quarter 2018 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Commercial casualty:
Written premiums			$291	$287	$248	$257	$280	$297	$578	$577		$834		$1,082
Year over year change %- written premium			4%	(3)%	4%	(1)%	1%	4%	—%	2%		1%		2%
Earned premiums			$272	$265	$268	$268	$271	$265	$537	$536		$804		$1,072
Current accident year before catastrophe losses			66.8%	67.9%	67.5%	63.1%	60.1%	60.7%	67.3%	60.4%		61.3%		62.9%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(5.2)	1.7	0.9	0.1	(2.5)	5.6	(1.8)	1.5		1.0		1.0
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			61.6%	69.6%	68.4%	63.2%	57.6%	66.3%	65.5%	61.9%		62.3%		63.9%
Commercial property:
Written premiums			$240	$237	$217	$230	$233	$239	$477	$472		$702		$919
Year over year change %- written premium			3%	(1)%	4%	3%	4%	6%	1%	5%		4%		4%
Earned premiums			$231	$228	$229	$225	$226	$223	$459	$449		$674		$903
Current accident year before catastrophe losses			45.8%	58.6%	48.2%	48.6%	49.7%	50.2%	52.2%	50.0%		49.4%		49.1%
Current accident year catastrophe losses			22.1	12.8	4.5	14.5	29.1	29.3	17.4	29.2		24.3		19.3
Prior accident years before catastrophe losses			(1.9)	(6.4)	(1.4)	(1.1)	(1.2)	(0.7)	(4.1)	(1.0)		(1.0)		(1.1)
Prior accident years catastrophe losses			(1.2)	(2.6)	(3.7)	(1.9)	(0.8)	(3.8)	(1.9)	(2.3)		(2.1)		(2.5)
Total loss and loss expense ratio			64.8%	62.4%	47.6%	60.1%	76.8%	75.0%	63.6%	75.9%		70.6%		64.8%
Commercial auto:
Written premiums			$182	$177	$153	$157	$167	$174	$359	$341		$498		$651
Year over year change %- written premium			9%	2%	5%	4%	7%	10%	5%	9%		7%		7%
Earned premiums			$166	$161	$162	$159	$158	$155	$327	$313		$472		$634
Current accident year before catastrophe losses			75.8%	80.6%	74.5%	80.2%	76.4%	80.7%	78.2%	78.6%		79.1%		78.0%
Current accident year catastrophe losses			2.1	0.2	(0.1)	0.7	1.7	1.2	1.1	1.4		1.2		0.9
Prior accident years before catastrophe losses			3.3	(0.8)	3.2	5.1	6.0	6.7	1.3	6.3		5.9		5.2
Prior accident years catastrophe losses			(0.1)	(0.2)	—	—	—	(0.2)	(0.1)	(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio			81.1%	79.8%	77.6%	86.0%	84.1%	88.4%	80.5%	86.2%		86.1%		84.0%
Workers' compensation:
Written premiums			$83	$95	$73	$75	$79	$99	$178	$178		$253		$326
Year over year change %- written premium			5%	(4)%	(6)%	(10)%	(8)%	(6)%	—%	(7)%		(8)%		(7)%
Earned premiums			$85	$80	$81	$84	$86	$84	$165	$170		$254		$335
Current accident year before catastrophe losses			73.0%	73.1%	76.2%	71.6%	68.9%	69.8%	73.1%	69.3%		70.1%		71.6%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(20.7)	(16.1)	(11.1)	(16.6)	(14.3)	(21.6)	(18.5)	(17.9)		(17.5)		(15.9)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			52.3%	57.0%	65.1%	55.0%	54.6%	48.2%	54.6%	51.4%		52.6%		55.7%
Other commercial:
Written premiums			$60	$58	$55	$59	$54	$56	$118	$110		$169		$224
Year over year change %- written premium			11%	4%	10%	(2)%	—%	4%	7%	2%		1%		3%
Earned premiums			$58	$56	$56	$56	$55	$54	$114	$109		$165		$221
Current accident year before catastrophe losses			38.2%	37.8%	35.2%	35.1%	35.3%	40.2%	38.0%	37.7%		36.9%		36.4%
Current accident year catastrophe losses			1.7	0.3	0.5	(0.2)	1.8	1.9	1.0	1.8		1.2		1.0
Prior accident years before catastrophe losses			(14.8)	(6.8)	(9.9)	(10.2)	(20.0)	(14.8)	(10.9)	(17.4)		(15.0)		(13.7)
Prior accident years catastrophe losses			0.3	(0.3)	1.6	0.3	0.1	(0.5)	—	(0.2)		(0.1)		0.4
Total loss and loss expense ratio			25.4%	31.0%	27.4%	25.0%	17.2%	26.8%	28.1%	21.9%		23.0%		24.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2018 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Personal auto:
Written premiums			$172	$140	$141	$165	$165	$132	$312	$297		$462		$603
Year over year change %- written premium			4%	6%	7%	7%	7%	7%	5%	7%		7%		7%
Earned premiums			$153	$151	$149	$148	$144	$141	$304	$285		$433		$582
Current accident year before catastrophe losses			78.7%	81.2%	76.2%	79.8%	78.1%	82.4%	80.0%	80.2%		80.1%		79.1%
Current accident year catastrophe losses			1.3	0.8	(0.4)	1.6	2.4	2.4	1.0	2.4		2.1		1.5
Prior accident years before catastrophe losses			(1.5)	(4.3)	1.4	1.1	(0.3)	(1.1)	(2.9)	(0.7)		(0.1)		0.3
Prior accident years catastrophe losses			(0.1)	(0.1)	—	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio			78.4%	77.6%	77.2%	82.4%	80.1%	83.5%	78.0%	81.8%		82.0%		80.8%
Homeowner:
Written premiums			$164	$121	$132	$150	$150	$110	$285	$260		$410		$542
Year over year change %- written premium			9%	10%	11%	9%	7%	7%	10%	7%		8%		8%
Earned premiums			$139	$136	$134	$131	$128	$125	$275	$253		$384		$518
Current accident year before catastrophe losses			57.7%	55.8%	55.0%	46.7%	48.4%	48.4%	56.7%	48.5%		47.8%		49.6%
Current accident year catastrophe losses			20.6	19.6	4.8	24.5	34.1	33.1	20.1	33.6		30.5		23.9
Prior accident years before catastrophe losses			8.1	2.4	(1.4)	(0.2)	(1.9)	(2.6)	5.3	(2.3)		(1.5)		(1.5)
Prior accident years catastrophe losses			1.6	0.1	0.3	(1.4)	(0.5)	(0.5)	0.9	(0.5)		(0.8)		(0.5)
Total loss and loss expense ratio			88.0%	77.9%	58.7%	69.6%	80.1%	78.4%	83.0%	79.3%		76.0%		71.5%
Other personal:
Written premiums			$45	$36	$36	$40	$42	$31	$81	$73		$113		$149
Year over year change %- written premium			7%	16%	13%	8%	12%	3%	11%	11%		10%		10%
Earned premiums			$39	$38	$37	$35	$35	$34	$77	$69		$104		$141
Current accident year before catastrophe losses			50.1%	28.9%	54.0%	46.7%	68.3%	45.6%	39.6%	57.1%		53.5%		53.7%
Current accident year catastrophe losses			3.0	4.0	0.5	6.2	4.5	9.3	3.6	6.9		6.7		5.0
Prior accident years before catastrophe losses			13.9	7.2	(4.5)	2.4	(0.1)	(11.2)	10.6	(5.6)		(2.9)		(3.3)
Prior accident years catastrophe losses			0.2	(0.5)	0.1	—	(0.9)	(0.7)	(0.2)	(0.8)		(0.5)		(0.4)
Total loss and loss expense ratio			67.2%	39.6%	50.1%	55.3%	71.8%	43.0%	53.6%	57.6%		56.8%		55.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Excess & Surplus:
Written premiums			$64	$61	$54	$51	$61	$53	$125	$114		$165		$219
Year over year change %- written premium			5%	15%	20%	6%	20%	18%	10%	19%		15%		16%
Earned premiums			$57	$56	$56	$53	$52	$48	$113	$100		$153		$209
Current accident year before catastrophe losses			56.9%	54.6%	57.6%	49.1%	54.2%	55.5%	55.8%	54.8%		52.8%		54.0%
Current accident year catastrophe losses			1.0	1.8	0.3	1.7	0.9	1.2	1.4	1.1		1.3		1.1
Prior accident years before catastrophe losses			(9.6)	(17.2)	(7.1)	(4.7)	(17.0)	(27.4)	(13.3)	(22.0)		(15.9)		(13.6)
Prior accident years catastrophe losses			0.2	0.1	(0.1)	(0.3)	0.4	(0.4)	0.1	—		(0.1)		(0.1)
Total loss and loss expense ratio			48.5%	39.3%	50.7%	45.8%	38.5%	28.9%	44.0%	33.9%		38.1%		41.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2018
Commercial casualty	$163	$87	$250	$38	$43	$21	$102	$201	$43	$108	$352
Commercial property	256	26	282	4	12	(8)	8	260	12	18	290
Commercial auto	195	36	231	6	18	8	32	201	18	44	263
Workers' compensation	88	17	105	(4)	—	(4)	(8)	84	—	13	97
Other commercial	29	7	36	(5)	—	1	(4)	24	—	8	32
Total commercial lines	731	173	904	39	73	18	130	770	73	191	1,034

Personal auto	192	37	229	—	9	—	9	192	9	37	238
Homeowners	174	17	191	21	20	6	47	195	20	23	238
Other personal	33	2	35	—	5	1	6	33	5	3	41
Total personal lines	399	56	455	21	34	7	62	420	34	63	517

Excess & surplus lines	25	13	38	9	(2)	7	14	34	(2)	20	52
Cincinnati Re	27	3	30	10	(12)	—	(2)	37	(12)	3	28
Total property casualty	$1,182	$245	$1,427	$79	$93	$32	$204	$1,261	$93	$277	$1,631

Ceded loss and loss expense incurred for the six months ended June 30, 2018
Commercial casualty	$(1)	$—	$(1)	$3	$(2)	$—	$1	$2	$(2)	$—	$—
Commercial property	1	—	1	(3)	—	—	(3)	(2)	—	—	(2)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	9	—	9	(1)	(1)	—	(2)	8	(1)	—	7
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	9	—	9	(1)	(3)	—	(4)	8	(3)	—	5

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	2	—	2	7	—	—	7	9	—	—	9
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	3	—	3	7	—	—	7	10	—	—	10

Excess & surplus lines	2	—	2	—	—	—	—	2	—	—	2
Cincinnati Re	3	1	4	—	(2)	—	(2)	3	(2)	1	2
Total property casualty	$17	$1	$18	$6	$(5)	$—	$1	$23	$(5)	$1	$19

Net loss and loss expense incurred for the six months ended June 30, 2018
Commercial casualty	$164	$87	$251	$35	$45	$21	$101	$199	$45	$108	$352
Commercial property	255	26	281	7	12	(8)	11	262	12	18	292
Commercial auto	195	36	231	6	18	8	32	201	18	44	263
Workers' compensation	79	17	96	(3)	1	(4)	(6)	76	1	13	90
Other commercial	29	7	36	(5)	—	1	(4)	24	—	8	32
Total commercial lines	722	173	895	40	76	18	134	762	76	191	1,029

Personal auto	191	37	228	—	9	—	9	191	9	37	237
Homeowners	172	17	189	14	20	6	40	186	20	23	229
Other personal	33	2	35	—	5	1	6	33	5	3	41
Total personal lines	396	56	452	14	34	7	55	410	34	63	507

Excess & surplus lines	23	13	36	9	(2)	7	14	32	(2)	20	50
Cincinnati Re	24	2	26	10	(10)	—	—	34	(10)	2	26
Total property casualty	$1,165	$244	$1,409	$73	$98	$32	$203	$1,238	$98	$276	$1,612

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2018
Commercial casualty	$70	$38	$108	$15	$34	$15	$64	$85	$34	$53	$172
Commercial property	134	12	146	(11)	8	5	2	123	8	17	148
Commercial auto	95	16	111	7	9	6	22	102	9	22	133
Workers' compensation	40	8	48	(4)	4	(1)	(1)	36	4	7	47
Other commercial	15	3	18	(5)	2	—	(3)	10	2	3	15
Total commercial lines	354	77	431	2	57	25	84	356	57	102	515

Personal auto	97	16	113	(1)	6	3	8	96	6	19	121
Homeowners	96	8	104	(1)	22	6	27	95	22	14	131
Other personal	19	1	20	—	5	1	6	19	5	2	26
Total personal lines	212	25	237	(2)	33	10	41	210	33	35	278

Excess & surplus lines	14	6	20	2	3	3	8	16	3	9	28
Cincinnati Re	14	2	16	6	(9)	—	(3)	20	(9)	2	13
Total property casualty	$594	$110	$704	$8	$84	$38	$130	$602	$84	$148	$834

Ceded loss and loss expense incurred for the three months ended June 30, 2018
Commercial casualty	$—	$—	$—	$4	$—	$—	$4	$4	$—	$—	$4
Commercial property	1	—	1	(2)	—	—	(2)	(1)	—	—	(1)
Commercial auto	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Workers' compensation	3	—	3	(1)	1	—	—	2	1	—	3
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	4	—	4	—	1	—	1	4	1	—	5

Personal auto	—	—	—	1	—	—	1	1	—	—	1
Homeowners	2	—	2	6	—	—	6	8	—	—	8
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	2	—	2	7	—	—	7	9	—	—	9

Excess & surplus lines	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Cincinnati Re	2	1	3	—	(3)	—	(3)	2	(3)	1	—
Total property casualty	$8	$1	$9	$6	$(2)	$—	$4	$14	$(2)	$1	$13

Net loss and loss expense incurred for the three months ended June 30, 2018
Commercial casualty	$70	$38	$108	$11	$34	$15	$60	$81	$34	$53	$168
Commercial property	133	12	145	(9)	8	5	4	124	8	17	149
Commercial auto	95	16	111	8	9	6	23	103	9	22	134
Workers' compensation	37	8	45	(3)	3	(1)	(1)	34	3	7	44
Other commercial	15	3	18	(5)	2	—	(3)	10	2	3	15
Total commercial lines	350	77	427	2	56	25	83	352	56	102	510

Personal auto	97	16	113	(2)	6	3	7	95	6	19	120
Homeowners	94	8	102	(7)	22	6	21	87	22	14	123
Other personal	19	1	20	—	5	1	6	19	5	2	26
Total personal lines	210	25	235	(9)	33	10	34	201	33	35	269

Excess & surplus lines	14	6	20	3	3	3	9	17	3	9	29
Cincinnati Re	12	1	13	6	(6)	—	—	18	(6)	1	13
Total property casualty	$586	$109	$695	$2	$86	$38	$126	$588	$86	$147	$821

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums			$1,150	$1,083	$987	$1,064	$1,090	$1,057	$2,233	$2,147		$3,211		$4,198
Agency new business written premiums			181	159	151	157	165	153	340	318		475		626
Cincinnati Re net written premiums			48	46	21	24	40	40	94	80		104		125
Other written premiums			(30)	(30)	(29)	(37)	(24)	(19)	(60)	(43)		(80)		(109)
Net written premiums – statutory*			$1,349	$1,258	$1,130	$1,208	$1,271	$1,231	$2,607	$2,502		$3,710		$4,840
Unearned premium change			(119)	(58)	69	(17)	(90)	(80)	(177)	(170)		(187)		(118)
Earned premiums			$1,230	$1,200	$1,199	$1,191	$1,181	$1,151	$2,430	$2,332		$3,523		$4,722
Year over year change %
Agency renewal written premiums			6%	2%	4%	3%	3%	3%	4%	3%		3%		3%
Agency new business written premiums			10	4	13	5	15	22	7	19		14		14
Cincinnati Re net written premiums			20	15	40	14	150	111	18	129		86		76
Other written premiums			(25)	(58)	19	(19)	(9)	24	(40)	9		(3)		4
Net written premiums – statutory*			6	2	6	3	6	7	4	7		6		6
Paid losses and loss expenses
Losses paid			$586	$579	$614	$607	$587	$567	$1,165	$1,154		$1,761		$2,375
Loss expenses paid			109	135	115	118	108	127	244	235		353		468
Loss and loss expenses paid			$695	$714	$729	$725	$695	$694	$1,409	$1,389		$2,114		$2,843
Incurred losses and loss expenses
Loss and loss expense incurred			$821	$791	$741	$815	$794	$788	$1,612	$1,582		$2,397		$3,138
Loss and loss expenses paid as a % of incurred			84.7%	90.3%	98.4%	89.0%	87.5%	88.1%	87.4%	87.8%		88.2%		90.6%
Statutory combined ratio
Loss ratio			54.9%	55.2%	49.9%	57.0%	56.5%	56.3%	55.0%	56.4%		56.6%		54.9%
Loss adjustment expense ratio			11.8	10.8	11.9	11.4	10.8	12.1	11.3	11.4		11.4		11.5
Net underwriting expense ratio			29.1	30.4	32.5	30.7	29.9	30.2	29.8	30.1		30.3		30.8
Statutory combined ratio			95.8%	96.4%	94.3%	99.1%	97.2%	98.6%	96.1%	97.9%		98.3%		97.2%
Contribution from catastrophe losses			7.1	4.4	0.9	9.1	9.8	9.2	5.8	9.5		9.3		7.2
Statutory combined ratio excl. catastrophe losses			88.7%	92.0%	93.4%	90.0%	87.4%	89.4%	90.3%	88.4%		89.0%		90.0%
GAAP combined ratio
GAAP combined ratio			97.2%	97.9%	92.9%	99.3%	98.3%	99.7%	97.5%	99.0%		99.1%		97.5%
Contribution from catastrophe losses			7.1	4.4	0.9	9.1	9.8	9.2	5.8	9.5		9.3		7.2
GAAP combined ratio excl. catastrophe losses			90.1%	93.5%	92.0%	90.2%	88.5%	90.5%	91.7%	89.5%		89.8%		90.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2018 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums			$758	$771	$672	$707	$729	$772	$1,529	$1,501		$2,208		$2,880
Agency new business written premiums			118	104	96	99	99	103	222	202		301		397
Other written premiums			(20)	(21)	(22)	(28)	(15)	(10)	(41)	(25)		(53)		(75)
Net written premiums – statutory*			$856	$854	$746	$778	$813	$865	$1,710	$1,678		$2,456		$3,202
Unearned premium change			(44)	(64)	50	14	(17)	(84)	(108)	(101)		(87)		(37)
Earned premiums			$812	$790	$796	$792	$796	$781	$1,602	$1,577		$2,369		$3,165
Year over year change %
Agency renewal written premiums			4%	—%	2%	1%	2%	2%	2%	2%		2%		2%
Agency new business written premiums			19	1	5	(2)	6	18	10	12		7		7
Other written premiums			(33)	(110)	21	(27)	(7)	44	(64)	22		2		9
Net written premiums – statutory*			5	(1)	3	—	2	5	2	3		2		3
Paid losses and loss expenses
Losses paid			$350	$371	$401	$376	$370	$381	$722	$751		$1,127		$1,528
Loss expenses paid			77	96	84	84	79	91	173	170		254		338
Loss and loss expenses paid			$427	$467	$485	$460	$449	$472	$895	$921		$1,381		$1,866
Incurred losses and loss expenses
Loss and loss expense incurred			$510	$519	$487	$501	$519	$535	$1,029	$1,054		$1,555		$2,042
Loss and loss expenses paid as a % of incurred			83.7%	90.0%	99.6%	91.8%	86.5%	88.2%	87.0%	87.4%		88.8%		91.4%
Statutory combined ratio
Loss ratio			50.3%	54.4%	48.2%	51.1%	53.8%	55.0%	52.3%	54.5%		53.4%		52.0%
Loss adjustment expense ratio			12.6	11.2	12.9	12.2	11.4	13.5	11.9	12.4		12.3		12.5
Net underwriting expense ratio			30.0	30.5	33.6	32.5	31.2	29.7	30.3	30.4		31.0		31.7
Statutory combined ratio			92.9%	96.1%	94.7%	95.8%	96.4%	98.2%	94.5%	97.3%		96.7%		96.2%
Contribution from catastrophe losses			6.5	2.9	0.3	3.8	8.5	7.6	4.7	8.1		6.6		5.0
Statutory combined ratio excl. catastrophe losses			86.4%	93.2%	94.4%	92.0%	87.9%	90.6%	89.8%	89.2%		90.1%		91.2%
GAAP combined ratio
GAAP combined ratio			94.2%	98.3%	92.9%	95.2%	97.1%	100.4%	96.2%	98.8%		97.6%		96.4%
Contribution from catastrophe losses			6.5	2.9	0.3	3.8	8.5	7.6	4.7	8.1		6.6		5.0
GAAP combined ratio excl. catastrophe losses			87.7%	95.4%	92.6%	91.4%	88.6%	92.8%	91.5%	90.7%		91.0%		91.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2018 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums			$342	$264	$275	$318	$318	$245	$606	$563		$881		$1,156
Agency new business written premiums			46	39	39	43	45	34	85	79		122		161
Other written premiums			(7)	(6)	(5)	(6)	(6)	(6)	(13)	(12)		(18)		(23)
Net written premiums – statutory*			$381	$297	$309	$355	$357	$273	$678	$630		$985		$1,294
Unearned premium change			(50)	28	11	(41)	(50)	27	(22)	(23)		(64)		(53)
Earned premiums			$331	$325	$320	$314	$307	$300	$656	$607		$921		$1,241
Year over year change %
Agency renewal written premiums			8%	8%	7%	5%	5%	4%	8%	5%		5%		5%
Agency new business written premiums			2	15	26	34	32	36	8	34		34		32
Other written premiums			(17)	—	17	—	—	(20)	(8)	(9)		(6)		—
Net written premiums – statutory*			7	9	9	8	8	7	8	8		8		8
Paid losses and loss expenses
Losses paid			$210	$187	$197	$218	$205	$174	$396	$379		$597		$794
Loss expenses paid			25	32	24	27	24	30	56	54		81		104
Loss and loss expenses paid			$235	$219	$221	$245	$229	$204	$452	$433		$678		$898
Incurred losses and loss expenses
Loss and loss expense incurred			$269	$238	$212	$233	$242	$231	$507	$473		$706		$918
Loss and loss expenses paid as a % of incurred			87.4%	92.0%	104.2%	105.2%	94.6%	88.3%	89.2%	91.5%		96.0%		97.8%
Statutory combined ratio
Loss ratio			71.0%	64.5%	57.2%	64.5%	70.3%	67.5%	67.7%	68.9%		67.4%		64.8%
Loss adjustment expense ratio			10.1	8.8	9.1	9.5	8.8	9.3	9.5	9.1		9.2		9.2
Net underwriting expense ratio			26.6	31.3	30.0	26.9	26.7	31.2	28.7	28.6		28.0		28.4
Statutory combined ratio			107.7%	104.6%	96.3%	100.9%	105.8%	108.0%	105.9%	106.6%		104.6%		102.4%
Contribution from catastrophe losses			10.2	8.9	1.9	11.1	15.4	15.6	9.6	15.5		14.0		10.9
Statutory combined ratio excl. catastrophe losses			97.5%	95.7%	94.4%	89.8%	90.4%	92.4%	96.3%	91.1%		90.6%		91.5%
GAAP combined ratio
GAAP combined ratio			110.1%	103.2%	95.5%	103.1%	108.4%	105.5%	106.7%	107.0%		105.6%		103.0%
Contribution from catastrophe losses			10.2	8.9	1.9	11.1	15.4	15.6	9.6	15.5		14.0		10.9
GAAP combined ratio excl. catastrophe losses			99.9%	94.3%	93.6%	92.0%	93.0%	89.9%	97.1%	91.5%		91.6%		92.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2018 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums			$50	$48	$40	$39	$43	$40	$98	$83		$122		$162
Agency new business written premiums			17	16	16	15	21	16	33	37		52		68
Other written premiums			(3)	(3)	(2)	(3)	(3)	(3)	(6)	(6)		(9)		(11)
Net written premiums – statutory*			$64	$61	$54	$51	$61	$53	$125	$114		$165		$219
Unearned premium change			(7)	(5)	2	2	(9)	(5)	(12)	(14)		(12)		(10)
Earned premiums			$57	$56	$56	$53	$52	$48	$113	$100		$153		$209
Year over year change %
Agency renewal written premiums			16%	20%	14%	11%	16%	18%	18%	17%		15%		15%
Agency new business written premiums			(19)	—	33	(6)	31	23	(11)	28		16		19
Other written premiums			—	—	—	—	(50)	(50)	0	(50)		(29)		(22)
Net written premiums – statutory*			5	15	20	6	20	18	10	19		15		16
Paid losses and loss expenses
Losses paid			$14	$9	$9	$8	$11	$10	$23	$21		$29		$38
Loss expenses paid			6	7	6	6	5	6	13	11		17		23
Loss and loss expenses paid			$20	$16	$15	$14	$16	$16	$36	$32		$46		$61
Incurred losses and loss expenses
Loss and loss expense incurred			$29	$21	$28	$24	$20	$14	$50	$34		$58		$86
Loss and loss expenses paid as a % of incurred			69.0%	76.2%	53.6%	58.3%	80.0%	114.3%	72.0%	94.1%		79.3%		70.9%
Statutory combined ratio
Loss ratio			33.9%	18.8%	32.8%	30.1%	20.3%	15.8%	26.5%	18.2%		22.4%		25.1%
Loss adjustment expense ratio			14.6	20.5	17.9	15.7	18.2	13.1	17.5	15.7		15.7		16.3
Net underwriting expense ratio			28.7	28.0	29.2	31.6	28.6	32.8	28.3	30.6		30.9		30.5
Statutory combined ratio			77.2%	67.3%	79.9%	77.4%	67.1%	61.7%	72.3%	64.5%		69.0%		71.9%
Contribution from catastrophe losses			1.2	1.9	0.2	1.4	1.3	0.8	1.5	1.1		1.2		1.0
Statutory combined ratio excl. catastrophe losses			76.0%	65.4%	79.7%	76.0%	65.8%	60.9%	70.8%	63.4%		67.8%		70.9%
GAAP combined ratio
GAAP combined ratio			77.6%	68.8%	79.8%	74.8%	66.2%	62.3%	73.3%	64.3%		68.0%		71.1%
Contribution from catastrophe losses			1.2	1.9	0.2	1.4	1.3	0.8	1.5	1.1		1.2		1.0
GAAP combined ratio excl. catastrophe losses			76.4%	66.9%	79.6%	73.4%	64.9%	61.5%	71.8%	63.2%		66.8%		70.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2018 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2018	2017	Change	% Change	2018	2017	Change	% Change
Net premiums written	$77	$67	$10	15	$145	$134	$11	8
Net investment income	40	41	(1)	(2)	79	82	(3)	(4)
Amortization of interest maintenance reserve	—	1	(1)	nm	1	2	(1)	(50)
Commissions and expense allowances on reinsurance ceded	2	2	—	—	3	3	—	—
Income from fees associated with separate accounts	1	1	—	—	2	3	(1)	(33)
Total revenues	$120	$112	$8	7	$230	$224	$6	3

Death benefits and matured endowments	$22	$23	$(1)	(4)	$49	$50	$(1)	(2)
Annuity benefits	22	19	3	16	49	39	10	26
Disability benefits and benefits under accident and health contracts	—	1	(1)	nm	1	1	—	nm
Surrender benefits and group conversions	6	5	1	20	12	11	1	9
Interest and adjustments on deposit-type contract funds	3	2	1	50	5	4	1	25
Increase in aggregate reserves for life and accident and health contracts	36	37	(1)	(3)	58	75	(17)	(23)
Total benefit expenses	$89	$87	$2	2	$174	$180	$(6)	(3)

Commissions	$13	$11	$2	18	$24	$22	$2	9
General insurance expenses and taxes	11	11	—	—	24	23	1	4
Increase in loading on deferred and uncollected premiums	(1)	(2)	1	(50)	2	(2)	4	nm
Net transfers from separate accounts	—	—	—	nm	—	(2)	2	nm
Total underwriting expenses	$23	$20	$3	15	$50	$41	$9	22

Federal and foreign income tax benefit	3	1	2	200	1	(1)	2	200

Net gain from operations before realized capital gains	$5	$4	$1	25	$5	$4	$1	25

Realized gains and losses net of capital gains tax, net	—	(3)	3	nm	—	(3)	3	nm

Net income (statutory)	$5	$1	$4	nm	$5	$1	$4	nm

Policyholders' surplus - statutory	$199	$202	(3)	(1)	$199	$202	$(3)	(1)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2018 Supplemental Financial Data

Noninsurance Operations and Cincinnati Re
Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Noninsurance Operations:
Interest and fees on loans and leases			$1	$1	$1	$1	$1	$1	$2	$2		$3		$4
Other revenue			—	—	—	1	—	—	—	—		1		1
Interest expense			13	13	14	13	13	13	26	26		39		53
Operating expense			3	4	2	3	4	4	7	8		11		13
Cincinnati Re:
Net written premiums			$48	$46	$21	$24	$40	$40	$94	$80		$104		$125
Earned premiums			30	29	27	32	26	22	59	48		80		107
Loss and loss expenses from:
Current accident year before catastrophe losses			15	15	12	13	13	12	30	25		38		50
Current accident year catastrophe losses			—	—	2	43	—	—	—	—		43		45
Prior accident years before catastrophe losses			(2)	(2)	—	1	—	(3)	(4)	(3)		(2)		(2)
Prior accident years catastrophe losses			—	—	—	—	—	(1)	—	(1)		(1)		(1)
Loss and loss expenses			$13	$13	$14	$57	$13	$8	$26	$21		$78		$92
Underwriting expenses			9	11	10	7	9	9	20	18		25		35
Underwriting profit (loss)			$8	$5	$3	$(32)	$4	$5	$13	$9		$(23)		$(20)
Ratios as a percent of earned premiums:
Current accident year before catastrophe losses			50.0%	53.4%	44.5%	41.1%	48.8%	54.1%	51.6%	51.2%		47.3%		46.5%
Current accident year catastrophe losses			—	—	6.1	137.2	—	—	—	—		53.8		41.5
Prior accident years before catastrophe losses			(5.8)	(9.3)	1.4	1.6	(1.2)	(12.4)	(7.5)	(6.2)		(3.2)		(2.0)
Prior accident years catastrophe losses			(0.1)	(0.3)	—	—	0.3	(4.5)	(0.2)	(1.9)		(1.2)		(0.8)
Loss and loss expenses			44.1%	43.8%	52.0%	179.9%	47.9%	37.2%	43.9%	43.1%		96.7%		85.2%
Underwriting expenses			29.1	38.0	35.0	27.5	32.0	40.8	33.5	36.0		32.7		33.3
GAAP combined ratio			73.2%	81.8%	87.0%	207.4%	79.9%	78.0%	77.4%	79.1%		129.4%		118.5%
Totals for other:
Total revenues			$31	$30	$28	$34	$27	$23	$61	$50		$84		$112
Total expenses			38	41	40	80	39	34	79	73		153		193
Other loss			$(7)	$(11)	$(12)	$(46)	$(12)	$(11)	$(18)	$(23)		$(69)		$(81)
*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2018 Supplemental Financial Data